SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549



                            FORM 8-K

                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) August 4, 1996




                    FIRST COLONY CORPORATION
     (Exact name of registrant as specified in its charter)



   VIRGINIA               1-11482             54-1200334
(State or other          (Commission         (I.R.S. Employer
jurisdiction of           File Number)       Identification No.)
incorporation)

RIVERFRONT PLAZA, WEST TOWER SUITE 1350
901 EAST BYRD STREET
RICHMOND, VIRGINIA                                    23219
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number including area code  (804) 775-0300



(Former name or former address, if changed since last report)
 Not applicable

Item 5.   Other Events.

     On August 4, 1996, First Colony Corporation (the "Company") entered into the Agreement and Plan of Merger with General Electric Capital Corporation ("General Electric") and a wholly-owned subsidiary of General Electric ("Merger Subsidiary") attached hereto as Exhibit 99.1 and issued the press release attached hereto as Exhibit 99.2 with respect to the merger of the Company with a Merger Subsidiary.

     In addition, Registrant has submitted a supplemental financial report concurrent with the press release of the current quarter's operating results for the period ended June 30, 1996.


Item 7.   Exhibits

  EX-99.1 Agreement and Plan of Merger, dated as of August 4, 1996, by and among General Electric Capital Corporation, GE Capital Equity Capital Group, Inc. and First Colony Corporation

  EX-99.2  First Colony Corporation - Press Release (August 5, 1996)

  EX-99.3  First Colony Corporation - Press Release (August 7, 1996)

  EX-99.4  First Colony Corporation - Financial Supplement

  EX-27.0  Financial Data Schedule




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FIRST COLONY CORPORATION
                                                  (Registrant)


     Date:  August 8, 1996       By:     s/Ronald V. Dolan
                                 President

     Date:  August 8, 1996       By:     s/Peter W. Karras, CPA
                                 Secretary and Treasurer